JAMES C. EDWARDS EQUITY MASTERS FUND

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                               SEMI-ANNUAL REPORT



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                            For the Six Months Ended
                               September 30, 2000

                      James C. Edwards Equity Masters Fund


November 21, 2000

Dear Shareholders:

James C. Edwards & Company is pleased to submit our report on the James C. Edwards Equity Masters Fund for the six month period ended September 30, 2000. This marks 11/2 years that the Fund has been in operation.

Thus far, I am happy to report that the performance has been solid. Through September 30, 2000, the Fund rose 27.00% since inception on March 31, 1999 versus 13.70% for the S&P 500. For the six months ended September 30, 2000, the Fund advanced 1.84% versus a decline of 3.60% for the S&P 500.

The top ten holdings of the Fund on September 30, 2000 were:

  1. XL Capital                            6. CVS
  2. American International Group          7. Charter Communications
  3. Plantronics                           8. EMC
  4. Lycos                                 9. Pfizer
  5. Morgan Stanley/Dean Witter           10. Motorola

Amid signs of slowing economic growth, stocks dropped in the second quarter of 2000. Reacting to fears over corporate earnings shortfalls and rising interest rates, investors shied away from basic consumer and old economy companies, fled from financials, and crushed many of the fledging Internet dot-com stocks.

Except for a brief respite in August, the declines continued through the third quarter. These sell-offs have only served to reduce price/earnings levels from excessive to more acceptable, while still generous, levels. Moreover, individual corporate earnings disappointments have been increasing and are often very severely received by the market.

The stock market has not entered the final quarter of 2000 quietly. October has, of course, a reputation for being volatile. While the technology sector has provided most of the excitement this year, other sectors including telecoms, pharmaceuticals, financials and consumer-dependent companies have struggled with high valuations and slowing earnings.

We are encouraged by the more rational performance recently of the traditional growth stocks vis-a-vis high techs confirming there is value in companies with steady earnings growth albeit at slower rates. We should not be overly concerned about a possible slowdown in the economy that could serve to prevent increasing inflationary pressures and a return to higher interest rates.

                                                                               1
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As I am writing this,  the race for President of the United States is still very much up in the air. What the public voted for was gridlock. No matter who ascends to the White House in January, there will be no real mandate and no sweeping changes on the legislative front. This is not necessarily a negative environment for the financial markets. Gridlock reigned through much of the bull market of the 90's. After the uncertainty of the election fades away, investors will return to scrutinizing with particular care the flood of third quarter earnings reports in an attempt to divine whether the economy is just pausing or is on the brink of a more significant and lasting slowdown. Whatever the verdict, it still seems to us that there are a lot of interesting and exciting things going on in the world of high technology, and the current shakeout is likely to produce some worthwhile investment opportunities.

We hope that this has been informative. We truly appreciate your investment in the James C. Edwards Equity Masters Fund. Please do not hesitate to call me at our offices if you have any questions about the firm, or the Fund. Our number is
(212) 319-8488. Also, as a reminder, you can get information about your investment in the Fund through our website at www.jcedwards.com.

Sincerely,

/s/ Bart A. Johnston
Vice President/Portfolio Manager

2
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                      James C. Edwards Equity Masters Fund

SCHEDULE OF INVESTMENTS at September 30, 2000 (Unaudited)

Shares                                                                  Value
--------------------------------------------------------------------------------

COMMON STOCKS: 86.7%
Advertising: 2.3%
    900     TMP Worldwide, Inc.*                                     $   72,450
                                                                     ----------
Banks: 2.2%
  1,500     Wells Fargo & Co.                                            68,906
                                                                     ----------
Cable Television: 6.0%
  6,100     Charter Communications, Inc.*                                99,220
  4,000     USA Networks, Inc.*                                          87,750
                                                                     ----------
                                                                        186,970
                                                                     ----------
Commercial Services: 2.5%
  2,000     Convergys Corp.*                                             77,750
                                                                     ----------
Computers: 7.7%
  2,200     Dell Computer Corp.*                                         67,787
  1,000     EMC Corp./Mass*                                              99,062
    600     Sun Microsystems, Inc.*                                      70,050
                                                                     ----------
                                                                        236,899
                                                                     ----------
Drugs & Pharmaceuticals: 10.4%
  1,200     American Home Products Corp.                                 67,875
  1,100     Lilly (Eli) & Co.                                            89,237
  1,700     Novartis A.G., ADR                                           65,769
  2,200     Pfizer, Inc.                                                 98,863
                                                                     ----------
                                                                        321,744
                                                                     ----------
Financial Services: 3.5%
  1,200     Morgan Stanley Dean Witter & Co.                            109,725
                                                                     ----------
Food: 2.4%
  3,800     American Italian Pasta Co. - Class A*                        72,913
                                                                     ----------
Identification Systems/Devices: 1.7%
  1,500     Symbol Technologies, Inc.                                    53,906
                                                                     ----------
Insurance: 8.4%
  1,350     American International Group, Inc.                          129,178
  1,800     XL Capital Ltd.                                             132,300
                                                                     ----------
                                                                        261,478
                                                                     ----------
Internet Content: 1.1%
  2,800     Priceline.Com*                                               33,250
                                                                     ----------
Internet Software: 3.6%
  1,600     Lycos, Inc.*                                                110,025
                                                                     ----------
Manufacturing - Diversified: 7.0%
  2,700     AptarGroup, Inc.                                             64,631
    300     Corning, Inc.                                                89,100
    700     Minnesota Mining & Manufacturing Co.                         63,788
                                                                     ----------
                                                                        217,519
                                                                     ----------
Medical - Wholesale Drug Distribution: 2.3%
    800     Cardinal Health, Inc.                                        70,550
Specialty Retailing: 5.8%
  2,300     CVS Corp.                                                   106,519
  5,100     Staples, Inc.*                                               72,356
                                                                     ----------
                                                                        178,875
                                                                     ----------
Super - Regional Banks: 2.5%
  2,400     First Union Corp.                                            77,250
                                                                     ----------
Telecommunications: 4.4%
    800     ALLTEL Corp.                                                 41,750
  3,300     Motorola, Inc.                                               93,225
                                                                     ----------
                                                                        134,975
                                                                     ----------
Telecommunications - Equipment: 3.7%
  3,000     Plantronics, Inc.*                                          114,000
                                                                     ----------
Telecommunications - Services: 6.8%
  1,500     Qwest Communications International, Inc.*                    72,094
    908     Telefonica S.A., ADR                                         53,969
    600     Telesp - Telecomunicacoes de Sao Paulo S.A.*                 19,763
     60     Telesp Celular Participacoes S.A., preferred, ADR                 0
  2,150     Worldcom, Inc.*                                              65,306
                                                                     ----------
                                                                        211,132
                                                                     ----------
Transportation - Services: 2.4%
  1,300     United Parcel Service, Inc.                                  73,288
                                                                     ----------
TOTAL COMMON STOCKS
(cost $2,213,002)                                                     2,683,605
                                                                     ----------

                                                                               3
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                      James C. Edwards Equity Masters Fund

SCHEDULE OF INVESTMENTS at September 30, 2000 (Unaudited) - (Continued)

Principal
 Amount                                                                 Value
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENT: 13.6%
Money Market Investment: 13.6%
$419,741    Firstar Stellar Treasury Fund (cost $419,741)            $  419,741
                                                                     ----------
TOTAL INVESTMENTS IN SECURITIES
   (cost $2,632,743+): 100.3%                                         3,103,346
Liabilities in excess of Other Assets: (0.3)%                            (8,821)
                                                                     ----------

NET ASSETS: 100.0%                                                   $3,094,525
                                                                     ==========

* Non-income producing security.

+ At September 30, 2000, the basis of investments for federal income tax purposes was the same as their cost for financial reporting purposes. Unrealized appreciation and depreciation were as follows:

            Gross unrealized appreciation                            $  665,576
            Gross unrealized depreciation                              (194,973)
                                                                     ----------
                 Net unrealized appreciation                         $  470,603
                                                                     ==========

See accompanying Notes to Financial Statements.

4
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                      James C. Edwards Equity Masters Fund


STATEMENTS OF ASSETS AND LIABILITIES at September 30, 2000 (Unaudited)

ASSETS
  Investments in securities, at value (cost $2,632,743) .........     $3,103,346
  Receivables:
   Dividends and interest .......................................          4,729
   Due from advisor .............................................          4,079
                                                                      ----------
       Total assets .............................................      3,112,154
                                                                      ----------
LIABILITIES
  Administration fees payable ...................................          2,466
  Accrued expenses ..............................................         15,163
                                                                      ----------
       Total liabilities ........................................         17,629
                                                                      ----------

NET ASSETS ......................................................     $3,094,525
                                                                      ==========
  Net asset value, offering and redemption price per share
   ($3,094,525/243,642 shares outstanding; unlimited number
   of shares authorized without par value) ......................     $    12.70
                                                                      ==========
COMPONENTS OF NET ASSETS
  Paid-in capital ...............................................     $2,608,231
  Accumulated net investment income .............................          5,257
  Accumulated net realized gain on investments ..................         10,434
  Net unrealized appreciation on investments ....................        470,603
                                                                      ----------
  Net assets ....................................................     $3,094,525
                                                                      ==========

See accompanying Notes to Financial Statements.

                      James C. Edwards Equity Masters Fund


STATEMENT OF OPERATIONS For the Six Months Ended September 30, 2000 (Unaudited)

INVESTMENT INCOME
  Income Dividends ................................................    $ 11,107
  Interest ........................................................       7,965
                                                                       --------
       Total income ...............................................      19,072
                                                                       --------
Expenses
  Administration fees .............................................      15,041
  Advisory fees ...................................................      10,732
  Audit fees ......................................................       7,616
  Fund accounting fees ............................................       7,095
  Transfer agent fees .............................................       5,583
  Registration fees ...............................................       3,931
  Custody fees ....................................................       2,023
  Legal fees ......................................................       1,500
  Trustee fees ....................................................       1,076
  Reports to shareholders .........................................       1,018
  Miscellaneous ...................................................         810
  Insurance expense ...............................................          17
                                                                       --------
       Total expenses .............................................      56,442
       Less: fees waived and expenses absorbed ....................     (34,978)
                                                                       --------
       Net expenses ...............................................      21,464
                                                                       --------
           Net investment loss ....................................      (2,392)
                                                                       --------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
  Net realized loss on investments ................................     (26,494)
  Net unrealized appreciation on investments ......................      85,976
                                                                       --------
       Net realized and unrealized gain on investments ............      59,482
                                                                       --------
           Net increase in net assets resulting from operations....    $ 57,090
                                                                       ========

See accompanying Notes to Financial Statements.

6
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                      James C. Edwards Equity Masters Fund


STATEMENT OF CHANGES IN NET ASSETS

                                                 Six Months Ended    Year Ended
                                                   September 30,      March 31,
                                                      2000#             2000
                                                   -----------       -----------
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS
  Net investment income (loss) ..................  $    (2,392)      $     7,649
  Net realized gain on investments ..............      (26,494)           36,928
  Net unrealized appreciation
   on investments ...............................       85,976           384,627
                                                   -----------       -----------
       Net increase in net assets resulting
        from operations .........................       57,090           429,204
                                                   -----------       -----------
CAPITAL SHARE TRANSACTIONS
  Net increase in net assets derived from net
   change in outstanding shares (a) .............      527,295         2,080,936
                                                   -----------       -----------
       Total increase in net assets .............      584,385         2,510,140
                                                   -----------       -----------
NET ASSETS
  Beginning of period ...........................    2,510,140                --
                                                                     -----------
  End of period .................................  $ 3,094,525       $ 2,510,140
                                                   ===========       ===========

  Accumulated net investment income .............  $     5,257       $     7,649
                                                   ===========       ===========

(a) A summary of capital share transactions is as follows:

                              Six Months Ended                Year Ended
                             September 30, 2000#            March 31, 2000
                          -------------------------     ------------------------
                            Shares         Value          Shares        Value
                          ----------     ----------     ----------    ----------
Shares sold ............      42,299     $  527,319        201,345    $2,080,936
Shares redeemed ........          (2)           (24)            --            --
                          ----------     ----------     ----------    ----------
Net increase ...........      42,297     $  527,295        201,345    $2,080,936
                          ==========     ==========     ==========    ==========

#    Unaudited.

See accompanying Notes to Financial Statements.

                                                                               7
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                      James C. Edwards Equity Masters Fund


FINANCIAL HIGHLIGHTS For a capital share outstanding throughout each period
  (Unaudited)

                                                Six Months Ended     Year Ended
                                                  September 30,       March 31,
                                                      2000#             2000*
                                                   -----------       -----------

Net asset value, beginning of period ............      $12.47           $10.00
                                                       ------           ------
Income from investment operations:
  Net investment income (loss) ..................       (0.02)            0.04
  Net realized and unrealized gain
   on investments ...............................        0.25             2.43
                                                       ------           ------
Total from investment operations ................        0.23             2.47
                                                       ------           ------
Net asset value, end of period ..................      $12.70           $12.47
                                                       ======           ======

Total return ....................................        1.84%           24.70%

Ratios/supplemental data:
  Net assets, end of period (millions) ..........      $  3.1           $  2.5

Ratio of expenses to average net assets:
  Before fees waived and expenses absorbed ......        3.96%+           6.36%
  After fees waived and expenses absorbed .......        1.50%+           1.50%

Ratio of net investment income (loss)
 to average net assets:
  Before fees waived and expenses absorbed ......       (2.62)%+         (4.40)%
  After fees waived and expenses absorbed .......       (0.17)%+          0.46%

Portfolio turnover rate .........................       23.07%           42.80%

+ Annualized
# Unaudited.
* Fund commenced operations on March 31, 1999.

See accompanying Notes to Financial Statements.

8
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                      James C. Edwards Equity Masters Fund


NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1 - ORGANIZATION

     The James C. Edwards Equity Masters Fund (the "Fund") is a diversified series of shares of beneficial interest of Professionally Managed Portfolios (the "Trust") which is registered under the Investment Company Act of 1940 (the "1940 Act") as an open-end management investment company. The Fund began operations on March 31, 1999. The investment objective of the Fund is long-term growth of capital. The Fund seeks to achieve its objective by investing primarily in equity securities.

NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES

     The following is a summary of significant accounting policies consistently followed by the Fund. These policies are in conformity with generally accepted accounting principles.

     A. Securities Valuation. Securities traded on a national securities exchange or Nasdaq are valued at the last reported sales price at the close of regular trading on each day that the exchanges are open for trading; securities traded on an exchange or Nasdaq for which there have been no sales, and other over-the-counter securities, are valued at the last reported bid price. Securities for which quotations are not readily available are stated at their respective fair values as determined in good faith by the Board of Trustees. Short-term investments are stated at cost, which when combined with accrued interest, approximates market value.

     B. Federal Income Taxes. The Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

     C. Security Transactions, Dividend Income and Distributions. Security transactions are accounted for on the trade date. The cost of securities sold is determined on an identified cost basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on the accrual basis.

     D. Use of Estimates. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements. Actual results could differ from those estimates.

                                                                               9
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                      James C. Edwards Equity Masters Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) - (Continued)

NOTE 3 - COMMITMENTS AND RELATED PARTY TRANSACTIONS

     James C. Edwards & Co., Inc. (the "Advisor") provides the Fund with investment management services under an Investment Advisory Agreement. The Advisor furnishes all investment advice, office space, certain administrative services and most of the personnel needed by the Fund. As compensation for its services, the Advisor was entitled to a monthly fee at the annual rate of 0.75% based upon the average daily net assets of the Fund. For the six months ended September 30, 2000, the Fund incurred $10,732 in advisory fees.

     The Fund is responsible for its own operating expenses. The Advisor has contractually agreed to limit the Fund's total operating expenses by reducing all or a portion of its fees and reimbursing the Fund for expenses, excluding interest and tax expense, so that its ratio of expenses to average net assets will not exceed 1.50%. Any fee waived and/or any Fund expense absorbed by the Advisor pursuant to an agreed upon expense cap shall be reimbursed by the Fund to the Advisor, if so requested by the Advisor, provided the aggregate amount of the Fund's current operating expenses for such fiscal year does not exceed the applicable limitation on Fund expenses. For the six months ended September 30, 2000, the Advisor waived fees of $10,732 and absorbed expenses of $24,246. At September 30, 2000, the cumulative unreimbursed amount paid and/or waived by the Advisor on behalf of the Fund is $34,978.

     The Fund must pay its current ordinary operating expenses before the Advisor is entitled to any reimbursement. Any such reimbursement is also contingent upon Board of Trustees review and approval prior to the time the reimbursement is initiated.

     Investment Company Administration, L.L.C. (the "Administrator") acts as the Fund's administrator under an Administration Agreement. The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the trustees; monitors the activities of the Fund's custodian, transfer agent and accountants; coordinates the preparation and payment of Fund expenses and reviews the Fund's expense accruals. For its services, the Administrator receives a monthly fee at the following annual rate:

      Assets                       Fee or Fee Rate
      ------                       ---------------
      Less than $15 million        $30,000
      $15 to $50 million           0.20% of average daily net assets
      $50 to $100 million          0.15% of average daily net assets
      $100 to $200 million         0.10% of average daily net assets
      $200 million and above       0.05% of average daily net assets

                      James C. Edwards Equity Masters Fund

     For the six months ended September 30, 2000, the Fund incurred $15,041 in administration fees.

     First Fund Distributors, Inc. (the "Distributor") acts as the Fund's principal underwriter in a continuous public offering of the Fund's shares. The Distributor is an affiliate of the Administrator and receives no compensation for its services.

     Certain officers and trustees of the Trust are also officers and/or directors of the Administrator and Distributor.

NOTE 4 - PURCHASES AND SALES OF SECURITIES

     The cost of purchases and the proceeds from sales of securities, other than short-term investments, for the six months ended September 30, 2000, were $1,068,335 and $567,032, respectively.

                                                                              11
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================================================================================

                               Investment Adviser
                          JAMES C. EDWARDS & CO., INC.
                         570 Lexington Ave., 29th Floor
                            New York, New York 10022
                                 (212) 319-8490
                                www.jcedwards.com

                                   Distributor
                          FIRST FUND DISTRIBUTORS, INC.
                      4455 East Camelback Rd., Suite 261-E
                             Phoenix, Arizona 85018

                                    Custodian
                     FIRSTAR INSTITUTIONAL CUSTODY SERVICES
                                425 Walnut Street
                             Cincinnati, Ohio 45202

                     Transfer and Dividend Disbursing Agent
                          AMERICAN DATA SERVICES, INC.
                          150 Motor Parkway, Suite 109
                         Hauppauge, New York 11788-0132
                                 (800) 282-2340

                                    Auditors
                              TAIT, WELLER & BAKER
                         8 Penn Center Plaza, Suite 800
                        Philadelphia, Pennsylvania 19103

                                  Legal Counsel
                      PAUL, HASTINGS, JANOFSKY & WALKER LLP
                              345 California Street
                        San Francisco, California 94104

This report is intended for the shareholders of the Fund and may not be used as sales literature unless preceded or accompanied by a current prospectus.

Past performance results shown in this report should not be considered a representation of future performance. Share price and returns will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are dated and are subject to change.

================================================================================